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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 4, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-20574                51-0340466
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    Financial Statements and Exhibits.

     (c) Exhibits.

        Exhibit 99.1. Press Release dated February 4, 2004 titled "The Cheesecake Factory Reports Record Financial Results for the Fourth Quarter of Fiscal 2003."

ITEM 9.    Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On February 4, 2004, The Cheesecake Factory Incorporated issued a press release announcing financial results for the fiscal fourth quarter ended December 30, 2003. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 4, 2004                    THE CHEESECAKE FACTORY INCORPORATED


                                             By:  /s/ GERALD W. DEITCHLE
                                                ------------------------------
                                                      Gerald W. Deitchle
                                                      President






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                                  EXHIBIT INDEX

   Exhibit          Description
-------------       ------------------------------------------------------------

    99.1 Press Release dated February 4, 2004 titled "The Cheesecake Factory Reports Record Financial Results for the Fourth Quarter of Fiscal 2003."